EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

1	2103393 Ontario, Inc., a 100%-owned foreign subsidiary, incorporated in Canada
2	Alvalon Empreendimentos e Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil
3	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
4	APEI Unlimited IOM, a 100%-owned foreign subsidiary, incorporated in Isle of Man
5	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
6	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
7	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois
8	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
9	Conitex Sonoco (Mexico), S. de R.L. de C.V., a 100% owned foreign subsidiary, incorporated in Mexico
10	Conitex Sonoco Hellas S.A., a 100% owned foreign subsidiary, incorporated in Greece
11	Conitex Sonoco Holding B.V., a 99.03% owned foreign subsidiary, incorporated in the Netherlands
12	Conitex Sonoco India Pvt. Ltd., a 99.03% owned foreign subsidiary, incorporated in India
13	Conitex Sonoco N.V., a 100%-owned foreign subsidiary, incorporated in Curacao
14	Conitex Sonoco Shanghai Ltd., a 99.03% owned foreign subsidiary, incorporated in China
15	Conitex Sonoco Suzhou Co. Ltd., a 99.03% owned foreign subsidiary, incorporated in China
16	Conitex Sonoco Taiwan Ltd., a 99.03% owned foreign subsidiary, incorporated in Taiwan
17	Conitex Sonoco USA, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
18	Conitex Sonoco, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
19	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
20	Corenso North America, a 100%-owned domestic subsidiary, incorporated in Delaware
21	Corenso Richmond, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
22	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
23	Crown Cans Ghana Limited, a 85.2%-owned foreign subsidiary, incorporated in Ghana
24	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
25	Eviosys Aerosols & Promotional Packaging Netherlands B.V., a 100%-owned foreign subsidiary, incorporated in Netherlands
26	Eviosys Embalajes Espana S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
27	Eviosys Packaging Aerosols UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
28	Eviosys Packaging Belgium BV/SRL, a 100%-owned foreign subsidiary, incorporated in Belgium
29	Eviosys Packaging Closures Spain S.L., a 100%-owned foreign subsidiary, incorporated in Spain
30	Eviosys Packaging France S.A.S., a 100%-owned foreign subsidiary, incorporated in France
31	Eviosys Packaging Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
32	Eviosys Packaging Germany Services GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
33	Eviosys Packaging Group Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
34	Eviosys Packaging Group UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
35	Eviosys Packaging Hellas Single Member S.A., a 100%-owned foreign subsidiary, incorporated in Greece
36	Eviosys Packaging Holdings Germany GmbH, a 100%-owned foreign subsidiary, incorproated in Germany
37	Eviosys Packaging Holdings UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
38	Eviosys Packaging II B.V., a 100%-owned foreign subsidiary, incorporated in Netherlands
39	Eviosys Packaging Ireland Ltd, a 100%-owned foreign subsidiary, incorporated in Ireland
40	Eviosys Packaging Italia Srl, a 100%-owned foreign subsidiary, incorporated in Italy
41	Eviosys Packaging Kuban, a 100%-owned foreign subsidiary, incorporated in Russia
42	Eviosys Packaging Magyarorszag Kft, a 100%-owned foreign subsidiary, incorporated in Hungary
43	Eviosys Packaging Maroc, a 100%-owned foreign subsidiary, incorporated in Morocco
44	Eviosys Packaging Netherlands Investments B.V., a 100%-owned foreign subsidiary, incorporated in Netherlands

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

45	Eviosys Packaging Polska SP Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
46	Eviosys Packaging Portugal SA, a 100%-owned foreign subsidiary, incorporated in Portugal
47	Eviosys Packaging Services S.A.S., a 100%-owned foreign subsidiary, incorporated in France
48	Eviosys Packaging SIEM, a 85.2%-owned foreign subsidiary, incorporated in Ivory Coast
49	Eviosys Packaging Societe Malgached'Emballages Metalliques, a 99.87%-owned foreign subsidiary, incorporated in Madagascar
50	Eviosys Packaging Switzerland GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
51	Eviosys Packaging Thailand Ltd, a 100%-owned foreign subsidiary, incorporated in Thailand
52	Eviosys Packaging Turkey Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
53	Eviosys Packaging UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
54	Eviosys Packaging West Africa, a 100%-owned foreign subsidiary, incorporated in Ghana
55	Eviosys Packaing Services Iberia S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
56	Eviosys Promotional Packaging UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
57	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
58	Famiglia 9 Empreendimentos e Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil
59	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
60	Graffo Paranaense De Embalagens, S.A., a 100%-owned foreign subsidiary, incorporated in Brazil
61	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
62	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
63	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
64	Highland Packaging Solutions, LLC, a 100%-owned domestic subsidiary, incorporated in Florida
65	Inapel Embalagens Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil
66	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
67	Innerpac Holding Company, a 100%-owned domestic subsidiary, incorporated in Delaware
68	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
69	Kouti B.V., a 100%-owned foreign subsidiary, incorporated in Netherlands
70	Laminar Medica (CE) s.r.o., a 100%-owned foreign subsidiary, incorporated in the Czech Republic
71	Laminar Medica Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
72	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
73	Packaging Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
74	Peninsula Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in California
75	PenPack, LLC, a 100%-owned domestic subsidiary, incorporated in California
76	Penpack, S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
77	PT Papertech Indonesia, a 99.03% owned foreign subsidiary, incorprated in Indonesia
78	PT Sonoco Indonesia, a 99.03%-owned foreign subsidiary, incorporated in Indonesia
79	RTS Embalajes de Argentina, a 100%-owned foreign subsidiary, incorporated in Argentina
80	RTS Embalajes de Chile LTDA, a 100%-owned foreign subsidiary, incorporated in Chile
81	RTS Empacques S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
82	RTS Innerpac, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
83	RTS Packaging Foreign Holdings, LLC a 100%-owned domestic subsidiary, incorporated in Georgia
84	RTS Packaging, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
85	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
86	Skjern Paper Aps, a 100%- owned foreign subsidiary, incorporated in Denmark
87	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
88	SMP I, LLC, a 100%- owned domestic subsidiary, incorporated in Delaware
89	Sonoco (Jiaxing) Packaging Co Ltd, a 99.03% owned foreign subsidiary, incorporated in China
90	Sonoco (Shanghai) Co., Ltd, a 99.03%-owned foreign subsidiary, incorporated in China

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

91	Sonoco (Taicang) Packaging Co., Ltd, a 99.03%-owned foreign subsidiary, incorporated in China
92	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
93	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
94	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
95	Sonoco Alcore N.V., a 100%-owned foreign subsidiary, incorporated in Belgium
96	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
97	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
98	Sonoco Asia Holding Pte Ltd, a 99.03%-owned foreign subsidiary, incorporated in Singapore
99	Sonoco Asia, L.L.C., a 99.03%-owned domestic subsidiary, incorporated in Delaware
100	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
101	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
102	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
103	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands
104	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
105	Sonoco Consumer Products Greencan, a 100%-owned foreign subsidiary, incorporated in France
106	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece
107	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium
108	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France
109	Sonoco Consumer Products Poland Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
110	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France
111	Sonoco Consumer Products South Africa (PTY) Ltd., a 100%-owned foreign subsidiary, incorporated in South Africa
112	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
113	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
114	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
115	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
116	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
117	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
118	Sonoco do Brasil Participacoes Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
119	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
120	Sonoco Elk Grove, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois
121	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
122	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
123	Sonoco Graphics India Private Limited, a 91.02%-owned foreign subsidiary, incorporated in India
124	Sonoco Hickory, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
125	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
126	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
127	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
128	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
129	Sonoco Industrial Plastics, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
130	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
131	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France
132	Sonoco Italia S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
133	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany
134	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

135	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
136	Sonoco Metal Packaging Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
137	Sonoco Metal Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
138	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
139	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
140	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
141	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
142	Sonoco of Puerto Rico,Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
143	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
144	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
145	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece
146	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
147	Sonoco Partitions Holding, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
148	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
149	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio
150	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
151	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
152	Sonoco Plastics Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada
153	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
154	Sonoco Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
155	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
156	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
157	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
158	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
159	Sonoco Products Malaysia Sdn Bhd, a 99.03%-owned foreign subsidiary, incorporated in Malaysia
160	Sonoco Protective Solutions, Inc., a 100%-owned domestic subsidiary, incorporated in Pennsylvania
161	Sonoco Recycling - International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California
162	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
163	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
164	Sonoco Retail Packaging S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
165	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France
166	Sonoco Saudi Limited Company, a 51%-owned foreign subsidiary, incorporated in Saudi Arabia
167	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
168	Sonoco Singapore Pte. Ltd., a 99.03%-owned foreign subsidiary, incorporated in Singapore
169	Sonoco Sweden AB, a 100%-owned foreign subsidiary, incorporated in Sweden
170	Sonoco Taiwan Ltd, a 99.03%-owned foreign subsidiary, incorporated in Taiwan
171	Sonoco TEQ Holdings Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
172	Sonoco TEQ LLC , a 100%-owned domestic subsidiary, incorporated in Delaware
173	Sonoco TEQ Ltd, a 100%-owned foreign subsidiary, incorporated in United Kingdom
174	Sonoco TEQ Sp. Z.o.o, a 100%-owned foreign subsidiary, incorporated in Poland
175	Sonoco Thailand Ltd, a 99.03%-owned foreign subsidiary, incorporated in Thailand
176	Sonoco Tudela, S.L. a 100% owned foreign subsidiary, incorporated in Spain
177	Sonoco Venezolana, C.A., a 90%-owned foreign subsidiary, incorporated in Venezuela
178	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
179	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

180	Sonoco Wisconsin Rapids Core Plant, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
181	Sonoco Wisconsin Rapids Paper Mill, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
182	Sonoco Wisconsin Rapids, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
183	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
184	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
185	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland
186	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
187	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
188	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
189	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
190	SPC Global, Inc. (f/k/a Sonoco Luxembourg Holding S.a.r.l.), a 100%-owned domestic subsidiary, incorporated in Delaware
191	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
192	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
193	SPC Mexico Holdings, Inc.,a 100%- owned domestic subsidiary, incorporated in Delaware
194	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
195	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
196	Tegrant Alloyd Brands, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
197	Tegrant Corporation, a 100%-owned domestic subsidiary, incorporated in Delaware
198	Tegrant Property Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
199	ThermoSafe Brands Asia PTE, LTD., a 100%-owned foreign subsidiary, incorporated in Singapore
200	ThermoSafe Brands Europe Ltd., a 100%-owned foreign subsidiary, incorporated in Ireland
201	Titan Holdings I B.V., a 100%-owned foreign subsidiary, incorporated in Netherlands
202	Titan Holdings II B.V., a 100%-owned foreign subsidiary, incorporated in Netherlands
203	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
204	Tubo-Tec Nordeste Industria, 100% -owned foreign subsidiary, incorporated in Brazil
205	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
206	Weidenhammer Chile Ltda., a 65%-owned foreign subsidiary, incorporated in Chile
207	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom
208	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina